Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events
SUBSEQUENT EVENTS

Subsequent to December 31, 2016, the Company has signed definitive agreements to acquire the operating assets of two businesses. The purchase price for these acquisitions is currently estimated to total approximately $53 million. These acquisitions will be financed from expected operating cash flows and the use of the revolving credit facility.